Exhibit 1.1

PINTEC TECHNOLOGY HOLDINGS LIMITED

[3,725,000] American Depositary Shares
Representing
[26,075,000] Class A Ordinary Shares ($0.000125 par value per share)

Underwriting Agreement

[October 24], 2018

Goldman Sachs (Asia) L.L.C.
68th Floor, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
U.S.A.

and

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
U.S.A.

As Representatives of the several
Underwriters named in Schedule I hereto

Ladies and Gentlemen:

Pintec Technology Holdings Limited, an exempted company with limited liability organized under the laws of the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters for the U.S. offering named in Schedule I-A hereto (the “Underwriters for the U.S. Offering”) and the several underwriters for the international offering named in Schedule I-B hereto (the “Underwriters for the International Offering”, and together with the Underwriters for the U.S. Offering, the “Underwriters”), for whom you are acting as representatives (the “Representatives”), [3,725,000] American Depositary Shares (the “ADSs”) representing [26,075,000] Class A ordinary shares, par value $0.000125 per share (the “Ordinary Shares”) of the Company (said shares to be issued and sold by the Company being hereinafter called the “Underwritten Shares”).  The Company also proposes to grant to the Underwriters an option to purchase up to [558,750] ADSs representing [3,911,250] additional Ordinary Shares to cover over-allotments, if any (the “Option Shares” and together with the Underwritten Shares, the “Shares”).

The Representatives have also advised the Company that the Underwriters will cause the Company to deposit on their behalf all of the Ordinary Shares to be purchased by them hereunder pursuant to the Deposit Agreement, dated as of [•], 2018 (the “Deposit Agreement”), to be entered into among the Company, The Bank of New York Mellon, as depositary (the “Depositary”) and all holders and beneficial owners from time to time of the ADSs. Upon deposit of any Ordinary Shares, the Depositary will issue the ADSs representing the Ordinary Shares so deposited. The ADSs may be evidenced by American Depositary Receipts (the “ADRs”).  Each ADS will represent seven Ordinary Shares and each ADR may represent any number of ADSs.  Unless the context otherwise requires, the terms “Underwritten Securities”, “Option Securities” and “Securities” shall be deemed to refer, respectively, to Underwritten Shares, Option Shares and Shares as well as, in each case, to any ADSs representing such securities and the ADRs evidencing such ADSs.

To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used in this Agreement shall mean you, as the Underwriters, and the term Underwriter shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this Agreement are defined in Section 23 hereof.

1.                                      Representations and Warranties.  The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)                                 The Company has prepared and filed with the Commission a registration statement (file number 333-226188) on Form F-1, including a related preliminary prospectus, for registration under the United States Securities Act of 1933, as amended (the “Act”), of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you.  The Company will next file with the Commission a final prospectus in accordance with Rule 424(b). As filed, such final prospectus shall contain all information with respect to the Shares and the offering thereof in the form of ADSs required by the Act and the rules thereunder and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representatives prior to the Applicable Time or, to the extent not completed at the Applicable Time, shall contain only such specific additional information and other changes (beyond that contained in the Preliminary Prospectus) as the Company has advised you, prior to the Applicable Time, will be included or made therein.

The Company has filed with the Commission a registration statement (file number 333-227764) on Form F-6 for the registration under the Act of the offering and sale of the ADSs (such registration statement on Form F-6, including all exhibits thereto, as amended at the time such registration statement becomes effective, is hereinafter referred to as the “ADS Registration Statement”). The Company may have filed one or more amendments thereto, each of which has previously been furnished to you.

The Company has also filed a registration statement on Form 8-A (file number 001-38712) (the “Exchange Act Registration Statement”) to register the Securities in accordance with Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may have filed one or more amendments thereto, each of which has previously been furnished to you.

At the Applicable Time, each of the Registration Statement, the ADS Registration Statement and any post-effective amendment thereto has become effective under the Act, and the Exchange Act Registration Statement and any post-effective amendment thereto has become effective as provided in Section 12 of the Exchange Act. No stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement or any post-effective amendment thereto has been issued under the Act and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Company after due inquiry, are contemplated, and, any request on the part of the Commission for additional information has been complied with to the satisfaction of the Commission.

(b)                                 On the Effective Date, the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement did, and when the Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined in this Agreement) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act, and the rules thereunder, as the case may be; on the Effective Date, at the Applicable Time and on the Closing Date, the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(b) hereof.

(c)                                  The Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, the Preliminary Prospectus and the Prospectus, and the filing of the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, the Preliminary Prospectus and the Prospectus with the Commission, have each been duly authorized by and on behalf of the Company, and each of the Registration Statement, the ADS Registration Statement and the Exchange Act Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company.

(d)                                 No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in the Cayman Islands (provided the related documents remain outside the Cayman Islands), Hong Kong or the PRC by or on behalf of the Company or the Underwriters to the government of the Cayman Islands, Hong Kong or the PRC, or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance and initial sale and delivery of the Ordinary Shares in the manner contemplated by this Agreement, (B) the deposit with the Depositary of the Shares against issuance of the ADSs, (C) the sale and delivery by the Underwriters of the Securities, or (D) the execution and delivery of this Agreement or the Deposit Agreement, as the case may be, as contemplated herein.

(e)                                  Except as described in the Registration Statement, the Disclosure Package and the Prospectus, all dividends and other distributions declared and payable on the Ordinary Shares may, under current laws and regulations of the Cayman Islands, Hong Kong or the PRC, be paid to the Depositary and to the holders of Securities, as the case may be, in United States dollars and may be converted into foreign currency that may be transferred out of the Cayman Islands, Hong Kong or the PRC; and all such payments made to holders of the Securities who are non-residents of the Cayman Islands, Hong Kong or the PRC will not be subject to income, withholding or other taxes under laws and regulations of the Cayman Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the Cayman Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the Cayman Islands, Hong Kong or the PRC or any political subdivision or taxing authority thereof or therein.

(f)                                   (i) The Disclosure Package and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, when taken together as a whole, (ii) each electronic road show, when taken together as a whole with the Disclosure Package and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, and (iii) any individual Written Testing-the-Waters Communication, when taken together as a whole with the Disclosure Package and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, as of the Applicable Time and the date hereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(g)                                  (i) At the time of filing the Registration Statement and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(h)                                 From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any Person authorized to act on its behalf in any Testing-the-Waters Communication) through the Applicable Time, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Act (an “Emerging Growth Company”).

(i)                                     Except as disclosed separately to the Representatives, the Company (i) has not alone engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communication with the consent of the Representatives with entities that are qualified institutional buyers within the meaning of Rule 144A under the Act or institutions that are accredited investors within the meaning of Rule 501 under the Act and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communication. The Company reconfirms that the Representatives have been authorized to act on its behalf in undertaking Testing-the-Waters Communication. The Company has not distributed any Written Testing-the-Waters Communication other than those listed on Schedule III hereto.

(j)                                    Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement, the Disclosure Package or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(k)                                 The Company has not distributed and, prior to the later of the Closing Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with this Agreement, as set forth on Schedule II hereto.

(l)                                     Each of the Company and its subsidiaries and variable interest entities and their subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated and is validly existing as a corporation in good standing (to the extent the concept of good standing is recognized in such jurisdictions) under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing (to the extent the concept of good standing is recognized in such jurisdictions) under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified or in good standing, would not, individually or in the aggregate, have a Material Adverse Effect. The Subsidiaries listed in Exhibit 21.1 to the Registration Statement are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X under the Exchange Act. The currently effective second amended and restated memorandum and articles of association of the Company comply with the requirements of applicable Cayman Islands law and are in full force and effect.  The third amended and restated memorandum and articles of association of the Company adopted on July 11, 2018, filed as Exhibit 3.2 to the Registration Statement, comply with the requirements of applicable Cayman Islands law and, immediately following closing on the Closing Date, will be in full force and effect. Complete and correct copies of all constitutive documents of the Company and all amendments thereto have been delivered to the Representatives; no change will be made to any such constitutive documents on or after the date of this Agreement through and including the Closing Date.  All of the constitutive or organizational documents of each of the Company’s Subsidiaries comply with the requirements of applicable laws of its jurisdiction or incorporation or organization and are in full force and effect.

(m)                             All outstanding shares of capital stock of the Company are, and when the Securities have been issued, delivered and paid for in accordance with this Agreement and the Deposit Agreement on the Closing Date, such Securities will have been duly authorized, validly issued, fully paid and nonassessable, will not be subject to any security interest, other encumbrance or adverse claims, and will conform to the description contained in the Registration Statement, the Disclosure Package and the Prospectus; the authorized equity capitalization of the Company is as set forth in the Registration Statement, the Disclosure Package and the Prospectus. As of the applicable dates indicated in the Registration Statement, the Disclosure Package and the Prospectus, the Company has authorized and outstanding capitalization as set forth under the headings “Capitalization” and “Description of Share Capital” in the Registration Statement, the Disclosure Package and the Prospectus, and upon the issuance and sale of the Underwritten Securities, the Company will have an authorized and outstanding capital as set forth in the Registration Statement, the Disclosure Package and the Prospectus under the column headed “Pro Forma As Adjusted” in the table in the “Capitalization” section. Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are (i) no outstanding securities issued by the Company convertible into or exchangeable for, rights, warrants or options to acquire from the Company, or obligations of the Company to issue, any capital stock of the Company, and (ii) no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any capital stock of, or any direct interest in, any of the Company’s Subsidiaries.

(n)                                 All the outstanding shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and (i) all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company directly or indirectly free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, (ii) all outstanding shares of capital stock of the variable interest entities are owned by such individuals or entities as disclosed under the caption “Corporate History and Structure” of the Registration Statement, the Disclosure Package and the Prospectus free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances except for those encumbrances on the equity interests of the variable interest entities as provided in the Control Agreements and (iii) all outstanding shares of capital stock of the subsidiaries of the variable interest entities of the Company are owned by the respective variable interest entities directly or indirectly free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

(o)                                 Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, each of the current contractual arrangements and agreements enabling the Company to exercise effective control over and consolidate the financial statements of the variable interest entities (collectively, the “Control Agreements”) has been duly authorized, executed and delivered by the parties thereto, constitutes a legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms, does not violate any requirements of laws of the PRC and has been filed as an exhibit to the Registration Statement. Each of the parties to the Control Agreements has the power and capacity (corporate or otherwise) to enter into and to perform its obligations under such Control Agreements and has, to the extent applicable, taken all necessary corporate actions to authorize the performance of the Control Agreements. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, all required consent, approval, authorization, filing with or order of any court or governmental agency or body in respect of the Control Agreements to ensure the legality and enforceability of each of the Control Agreements have been duly obtained and no further consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the Control Agreements or the performance of the terms thereof and no stamp duty or similar tax is required to be paid in connection with the Control Agreements. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the execution, delivery and performance of each of the Control Agreements by the parties thereto, and the consummation of the transactions contemplated thereunder, do not and, immediately after the consummation of the offering of the Securities, will not (A) result in any violation of the organizational documents of any of the parties to the Control Agreements or any consent, approval, authorization, filing with or order of any court or governmental agency or body in respect of the Control Agreements; (B) result in any violation of, or penalty under, any PRC laws; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries or affiliates is a party or by which any of them is bound or to which any of their properties or assets is subject, except, in the case of (C) above, as would not, individually or in the aggregate, have a Material Adverse Effect. The corporate structure of the Company (including the shareholding structure of each of its Subsidiaries) as described in the Registration Statement, the Disclosure Package and the Prospectus does not, and immediately following the offer and sale of the Securities will not violate, breach, contravene or otherwise conflict with any applicable PRC laws. There have been no legal, arbitration, government or other legal proceedings challenging the legality or validity of the corporate structure of the Company pending before or, to the Company’s knowledge, threatened by any court or governmental agency or body or any person.

(p)                                 There is no franchise, contract or other document of a character required to be described in the Registration Statement, ADS Registration Statement, Exchange Act Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required (and the Disclosure Package contains in all material respects the same description of the foregoing matters contained in the Prospectus).

(q)                                 No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue of the Shares to be sold by the Company and the sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except under the rules of the Act, under the rules of the Financial Industry Regulatory Authority (“FINRA”), under the rules of the Nasdaq Global Market and arrangements and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Registration Statement, the Disclosure Package and the Prospectus.

(r)                                    The statements set forth in the Registration Statement, the Disclosure Package and the Prospectus under the captions “Prospectus Summary,” “Risk Factors,” “Use of Proceeds,” “Dividend Policy,” “Enforceability of Civil Liabilities,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business,” “PRC Regulation,” “Management,” “Related Party Transactions,” “Description of Share Capital,” “Description of American Depositary Shares,” “Shares Eligible for Future Sale,” “Taxation” and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents, or proceedings discussed therein, are accurate, complete and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown. The preceding sentence, insofar as it relates to statements in the Registration Statement, the Disclosure Package and the Prospectus under the heading “Underwriting”, does not apply to information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8(b) hereof.

(s)                                   The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Disclosure Package and the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended.

(t)                                    The Company, together with its Subsidiaries, maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that comply with all applicable laws and regulations including without limitations the Act, the Exchange Act, the Sarbanes Oxley Act (defined below), the rules and regulations of the Commission and the rules and regulations of the Nasdaq Global Market, and have been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company and its Subsidiaries or affiliates’ internal controls over financial reporting are effective and the Company is not aware of any material weaknesses in its internal control over financial reporting.

(u)                                 Since the date of the latest audited financial statements included in the Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(v)                                 The Company and its Subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(w)                               This Agreement has been duly authorized, executed and delivered by the Company. This agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(x)                                 Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Deposit Agreement will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the organizational documents of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties, except in the cases of clauses (ii) and (iii) above, where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

(y)                                 The Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. Upon due execution and delivery by the Depositary of ADSs and the deposit of the Securities in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement; upon the sale and delivery to the Underwriters of the Securities, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Disclosure Package and the Prospectus.

(z)                                  Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right, to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement, except for any rights that have been effectively waived.

(aa)                          The consolidated historical financial statements and schedules of the Company and its Subsidiaries included in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption “Selected Consolidated Financial Data” in the Registration Statement, the Disclosure Package and the Prospectus fairly present, on the basis stated in the Registration Statement, the Disclosure Package and the Prospectus, the information included therein. All disclosures regarding “Non-GAAP financial measures” (as such term is defined in the rules and regulations of the Commission) comply in all material respects to the extent applicable with Item 10 of Regulation S-K of the Act.  There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Disclosure Package or the Prospectus that are not included as required.  The Company and its Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations) that are not described in the Registration Statement, the Disclosure Package and the Prospectus.

(bb)                          Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no Material Adverse Effect, (B) there has been no transaction entered into by the Company or any of its Subsidiaries (whether or not in the ordinary course of business) that would, individually or in the aggregate, result in a Material Adverse Effect, with respect to the Company and its Subsidiaries, taken as a whole, (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of shares of its share capital, (D) there has been no material adverse change in the share capital (other than (i) the issuance of Ordinary Shares upon conversion of preferred shares of the Company; (ii) the issuance of Ordinary Shares upon exercise of options described as outstanding in the Registration Statement, the Disclosure Package and the Prospectus and (iii) the grant of any share-based awards under existing equity incentive plans described in the Registration Statement, the Disclosure Package and the Prospectus), short-term indebtedness, long-term indebtedness, net current assets, net assets or shareholders’ equity of the Company and its Subsidiaries, and (E) there has been no obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any of its Subsidiaries that would, individually or in the aggregate, result in a Material Adverse Effect, with respect to the Company and its Subsidiaries, taken as a whole.

(cc)                            No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending that individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement or to consummate any of the transactions contemplated hereby, and no such actions, suits or proceedings, are to the best knowledge of the Company, threatened.

(dd)                          Each of the Company and its Subsidiaries leases all such properties as are necessary to the conduct of its operations as presently conducted and does not own any real properties. All of the leases and subleases material to the business of the Company and its Subsidiaries, taken as a whole, and under which the Company or any of its Subsidiaries holds properties described in the Registration Statement, the Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any of its Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or materially affecting the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(ee)                            Neither the Company nor any Subsidiary is (i) in violation of any provision of its respective organizational documents, (ii) in default under any existing obligation, agreement, covenant or condition contained in any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable (including, but not limited to, any applicable law concerning information dissemination over the Internet and user privacy protection), except in the cases of clauses (ii) and (iii) above, where such violation or default would not, individually or in the aggregate, have a Material Adverse Effect.

(ff)                              The Company and its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance in all material respects with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as currently conducted and described in the Prospectus and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(gg)                            PricewaterhouseCoopers Zhong Tian LLP, which has certified certain financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act.

(hh)                          Each of the Company and its Subsidiaries has duly and timely filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business) and has duly and timely paid all taxes (whether imposed directly or through withholding) required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such tax, assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. There is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets. To the best of the Company’s knowledge, no tax investigation is currently pending against the Company or any of its Subsidiaries. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.  All local and national PRC governmental tax holidays, exemptions, waiver, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of its Subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus are valid, binding and enforceable and, to the best of the Company’s knowledge, do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC.

(ii)                                  No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent, except such labor disputes that would not, individually or in the aggregate, result in a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.  The Company and its Subsidiaries are and have been at all times, in compliance with applicable labor laws and regulations in all material respects, and no governmental investigation or proceedings with respect to labor law compliance exists or, to the best of the Company’s knowledge, is imminent.

(jj)                                Except as disclosed in the Registration Statement, Disclosure Package and Prospectus, neither the Company nor any of its Subsidiaries has any material obligation to provide, or has not made the required payment for, retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries.

(kk)                          The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary or variable interest entity has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business.

(ll)                                  No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(mm)                  The Company and its Subsidiaries and variable interest entities possess licenses, certificates, permits and other authorizations issued by applicable authorities necessary to conduct their respective businesses, except where the failure to possess such license, certificate, permit or other authorization would not, individually or in the aggregate, result in a Material Adverse Effect.  Each of the Company and its Subsidiaries and variable interest entities is in compliance in all material respects with the terms and conditions of all such licenses, certificates, permits and authorizations. Such licenses, certificates, permits and authorizations are valid and in full force and effect and contain no materially burdensome restrictions or conditions not described in the Registration Statement, the Disclosure Package and the Prospectus, and neither the Company nor any such Subsidiary (i) has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit or (ii) has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course, except in the cases of clauses (i) and (ii) above, such revocation, modification or failure to renew which would not, individually or in the aggregate, result in a Material Adverse Effect. The business carried out by the Company and its Subsidiaries as described in the Registration Statement, the Disclosure Package and the Prospectus is in compliance with all applicable PRC laws in all material respects.

(nn)                          None of the Company or its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs.

(oo)                          There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(pp)                          Neither the Company nor any of its Subsidiaries or affiliates, nor any director, officer or employee of the Company or any of its Subsidiaries or affiliates, nor, to the knowledge of the Company, any agent, representative or other person associated with or acting on behalf of the Company or any of its Subsidiaries or affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official, including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office, or any other person; (iii) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, the Criminal Law of China or the PRC Anti-Unfair Competition Law, in each case as amended from time to time, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any improper rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company, its Subsidiaries and affiliates, have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws and with the representations, warranties and covenants contained herein.

(qq)                          The operations of the Company, its Subsidiaries and affiliates are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including, to the extent applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries or affiliates conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(rr)                                (i) Neither the Company nor any of its Subsidiaries, affiliates, directors, officers or employees nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries or affiliates is currently subject to or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council (“UNSC”), the European Union (“EU”) or any EU member state, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority or any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued pursuant to statutory authority, including, without limitation, those issued pursuant to the Iran Sanctions Act, as amended, the Comprehensive Iran Sanctions and Divestment Act of 2010, the Iran Threat Reduction and Syria Human Rights Act, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading with the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. United Nations Participation Act, or the U.S. Syria Accountability and Lebanese Sovereignty Restoration Act, each as amended (collectively, “Sanctions”), including, without limitation, individuals or entities named on OFAC’s Specially Designated Nationals List, Foreign Sanctions Evaders List, and to the extent dealings are prohibited, individuals named on the Sectoral Sanctions Identifications List, nor is the Company or any of its Subsidiaries or affiliates located, organized or resident in a country or territory that is subject to or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”); (ii) and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities or business of or with any person that, at the time of such funding or facilitation, is subject to or the target of Sanctions, (ii) to fund or facilitate any activities of or business in, with, or relating to any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; for the past five years, the Company, its Subsidiaries and affiliates have not engaged in and are not now engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was subject to or the target of Sanctions or with, in, or relating to any Sanctioned Country.

(ss)                              The Company and its Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Registration Statement, the Disclosure Package and the Prospectus to be conducted. (a) There are no rights of third parties to any such Intellectual Property; (b) to the best of the Company’s knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the rights of the Company and its Subsidiaries in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) there is no patent or published patent application in the United States or other jurisdictions which contains claims that dominate or may dominate any Intellectual Property described in the Registration Statement, the Disclosure Package and the Prospectus as being owned by or licensed to the Company and its Subsidiaries or that interferes with the issued or pending claims of any such Intellectual Property; (g) there is no prior art of which the Company is aware that may render any patent held by the Company and its Subsidiaries in the United States or other jurisdictions invalid or any patent application held by the Company and its Subsidiaries in the United States or other jurisdictions unpatentable which has not been disclosed to the U.S. Patent and Trademark Office or the relevant authorities in the respective jurisdictions; and (h) the discoveries, inventions, products, services or processes of the Company and its Subsidiaries, to the Company’s best knowledge after due inquiry, do not violate or conflict with any Intellectual Property right of any third party; except in the case of each of (a) through (h) above, where the outcome of which would not, individually or in the aggregate, have a Material Adverse Effect.  All material Intellectual Property owned or licensed by the Company (including all material copyrights and patents owned or licensed by the Company and its Subsidiaries) are valid, enforceable and not subject to any ongoing or, to the Company’s best knowledge, threatened interference, reexamination, judicial or administrative proceeding pertaining to validity, enforceability or scope.

(tt)                                All operating and other data of the Company and its Subsidiaries disclosed in the Registration Statement, the Disclosure Package and Prospectus are true and accurate in all material respects.

(uu)                          Each of the Company and its Subsidiaries (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(vv)                          The ADSs have been approved for listing on the Nasdaq Global Market, subject to official notice of issuance.

(ww)                      The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registration Statement, the Disclosure Package and the Prospectus accurately and fully describes (i) accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments, (ii) judgments and uncertainties affecting the application of critical accounting policies, (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof. The Company’s directors and management have reviewed and agreed with the selection, application and disclosure of the Company’s critical accounting policies as described in the Registration Statement, the Disclosure Package and the Prospectus and have consulted with its legal advisers and independent registered public accounting firm with regard to such disclosure.

(xx)                          The Registration Statement, the Disclosure Package and the Prospectus fairly and accurately describe all material trends, demands, commitments and events known to the Company, and uncertainties, and the potential effects thereof, that the Company believes would materially affect its liquidity and are reasonably likely to occur.

(yy)                          All statistical, industry-related or market-related data included in the Registration Statement, the Disclosure Package and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(zz)                            Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any securities during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(aaa)                   The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

(bbb)                   Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus and the fact that a wholly owned subsidiary of BBAE Holdings Limited, an entity that shares a common director with the Company, is a member of FINRA, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or, to the best knowledge of the Company, 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date a draft of the Registration Statement was initially confidentially submitted to the Commission. Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, none of the proceeds received by the Company from the sale of the Securities hereunder will be paid to a member of FINRA or any affiliate of (or person “associated with,” as such terms are used in the rules of FINRA) such member.

(ccc)                      The choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of the Cayman Islands, Hong Kong and the PRC and will be honored by courts in the Cayman Islands, Hong Kong and the PRC. The Company has the power to submit, and pursuant to Section 17 of this Agreement and Section 7.7 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the New York Courts, and the Company has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement and Section 7.7 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed and authorized, the Authorized Agent (as defined in Section 17 below) for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement, the Registration Statement, the ADS Registration Statement, or the offering of the Securities in any New York Court, and service of process in any manner permitted by applicable laws effected on such Authorized Agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 hereof and Section 7.7 of the Deposit Agreement.

(ddd)                   None of the Company, its Subsidiaries or any of their respective properties, assets or revenues has any right of immunity, under the laws of the Cayman Islands, Hong Kong, the PRC or New York State, from any legal action, suit or proceeding, the giving of any relief in any such legal action, suit or proceeding, set-off or counterclaim, the jurisdiction of any Cayman Islands, PRC, New York State or United States federal court, service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Deposit Agreement.

(eee)                      Any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under its own domestic laws in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement would be recognized and enforced by (A) Cayman Islands courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (i) adequate service of process has been effected and the defendant has had a reasonable opportunity to be heard, (ii) such judgments or the enforcement thereof are not contrary to the law, public policy, security or sovereignty of the Cayman Islands, (iii) such judgments were not obtained by fraudulent means and do not conflict with any other valid judgment in the same matter between the same parties, and (iv) an action between the same parties in the same matter is not pending in any Cayman Islands court at the time the lawsuit is instituted in the foreign court; and (B) PRC courts, subject to compliance with relevant civil procedural requirements under the PRC Civil Procedures Law; it is not necessary that this Agreement, the Deposit Agreement, the Registration Statement, the Preliminary Prospectus, Prospectus or any other document be filed or recorded with any court or other authority in the Cayman Islands or the PRC.

(fff)                                                 Each of the Company and its Subsidiaries has taken all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders who are, to the Company’s knowledge, directly or indirectly owned or controlled by, PRC residents or PRC citizens with any applicable rules and regulations of the State Administration of Foreign Exchange of the PRC (the “SAFE Rules and Regulations”) relating to overseas investment by PRC residents and citizens with respect to their investments in the Company, including, without limitation, requiring each shareholder, that is, to the Company’s knowledge, directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(ggg)                      The Company is aware of and has been advised as to the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “PRC Mergers and Acquisition Rules”) jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006 as amended on June 22, 2009, including the relevant provisions thereof which purport to require offshore special purpose entities formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange. The Company has received legal advice specifically with respect to the PRC Mergers and Acquisitions Rules from its PRC counsel and the Company understands such legal advice and has fully communicated such legal advice to each of its directors and officers that signed the Registration Statement and each such director and officer has confirmed that he or she understands such legal advice. The issuance and sale of the Securities, the listing and trading of the Securities on the Nasdaq Global Market or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement (i) is not and will not be, as of the date hereof or on the Closing Date, as the case may be, adversely affected by the PRC Mergers and Acquisitions Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the PRC Mergers and Acquisitions Rules and (ii) do not require the prior approval of the CSRC.

(hhh)                   There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(iii)                               To the Company’s best knowledge, the Company’s directors, director nominees and executive officers are not a party to any legal, governmental or regulatory proceedings that would result in such director, director nominee or officer to be unsuitable for his or her position on the Company’s board of directors or in the Company.

(jjj)                            No relationship, direct or indirect, exists between or among the Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, lenders, customers or suppliers of the Company or any of its Subsidiaries or any affiliates or members of the immediate families of such persons, on the other, that is required by the Act to be described in the Registration Statement, the Disclosure Package and the Prospectus and that is not so described in such documents. The Company has not, directly or indirectly, including through any of its Subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any of the Subsidiaries, or to or for any family member or affiliate of any director or executive officer of the Company or any of the Subsidiaries, or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any of its Subsidiaries, or any family member or affiliate of any director or executive officer, in each case, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation.

(kkk)                   The application of the net proceeds received by the Company from the offering of Securities, as described in the Registration Statement, the Disclosure Package and Prospectus, will not (i) result in any violation of the provisions of the memorandum and articles of association, or similar organizational documents of the Company or any of its Subsidiaries, (ii) contravene or violate any applicable laws, (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject or (iv) contravene or violate the terms or provisions of any consent, approval, authorization, filing with or order of any court or governmental agency or body applicable to the Company or any of its Subsidiaries, except in the case of clauses (iii) and (iv) above, where such contravention or default would not, individually or in the aggregate, have a Material Adverse Effect.

(lll)                               Neither the Company nor any of its Subsidiaries is a party to any effective memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or an acquisition or disposition of assets, technologies, business units or businesses which is required to be described in the Registration Statement, the Disclosure Package and the Prospectus and which is not so described.

(mmm)       Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Registration Statement, the Disclosure Package and the Prospectus or filed as an exhibit to the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries, or to the best knowledge of the Company, by any other party to any such contract or agreement.

(nnn)                   Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company as to matters covered thereby, to each Underwriter.

2.                                      Purchase and Sale.

(a)                                 Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement, the Company agrees to sell to each Underwriter, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of US$[•] per ADS, the amount of the Underwritten Securities set forth opposite such Underwriter’s name in Schedule I to this Agreement.

(b)                                 Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Agreement, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to [558,750] ADSs representing Option Shares at the same purchase price per ADS as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. Each settlement date must be at least two Business Days after the written notice is given and may not be earlier than the Closing Date nor later than ten Business Days after the date of such notice. In the event that the Underwriters exercise less than their full option to purchase Option Securities, the number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

3.                                      Offering by Underwriters.   It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

4.                                      Delivery and Payment. Delivery of and payment for the Underwritten Securities shall be made at 10:00 AM, New York City time, on [October 29], 2018, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being called in this Agreement the “Closing Date”). Delivery of and payment for the Option Securities shall be made at 10:00 AM, New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than [November 29], 2018, as shall be designated in writing by the Representatives. Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company to or upon the order of the Company by wire transfer of same-day funds to the accounts specified by the Company.  Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. The Company will cause certificates representing the Shares to be made available for inspection at least 24 hours prior to the Closing Date or settlement date, as the case may be.

5.                                      Agreements.   The Company agrees with each of the Underwriters:

(a)                                 Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished a copy for the Representatives’ review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement or the ADS Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement, the ADS Registration Statement or the Exchange Act Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, the ADS Registration Statement or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or of any notice objecting to their use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose.  The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or the ADS Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)                                 If, at any time prior to the filing of the Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the Representatives in such quantities as the Representatives may reasonably request.

(c)                                  If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will (i) notify the Representatives of any such event; (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to the Representatives in such quantities as the Representatives may reasonably request.

(d)                                 As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(e)                                  The Company will use its reasonable best efforts to arrange, if necessary, the qualification of the Securities for offering and sale under the securities laws of such jurisdictions as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now subject.

(f)                                   The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement and the ADS Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement and the ADS Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required (including in circumstances where such requirement may be satisfied pursuant to Rule 172) by the Act, as many copies of the Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request.

(g)                                  For a period beginning on the date hereof and continuing and including the date 180 days after the date of this Agreement, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any Subsidiary of the Company or any person in privity with the Company or any Subsidiary of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any ordinary shares of the Company or ADSs or any securities convertible into, or exercisable, or exchangeable for, ordinary shares of the Company or ADSs; or publicly announce an intention to effect any such transaction, provided, however, that the Company may (i) issue and sell Ordinary Shares pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company; (ii) file any registration statement on Form S-8 with the Commission; (iii) sell Ordinary Shares and ADSs in accordance with the terms hereunder; and (iv) issue Ordinary Shares issuable upon the conversion of securities or the exercise of warrants outstanding at the Applicable Time.

(h)                                 If the Representatives, in their sole discretion, agree to release or waive the restrictions in lock-up letters pursuant to Section 6(t) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex II hereto through a major news service at least two Business Days before the effective date of the release or waiver.

(i)                                     The Company will not and will not cause any of its Subsidiaries to take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Ordinary Shares or the ADSs.

(j)                                    During a period of three years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that it is not required to furnish such reports, communications (financial or other) or financial statements to the extent they are publicly available on the website of the Company or the Commission.

(k)                                 [The Company will pay or cause to be paid the costs and expenses relating to the following matters:  (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus, the ADS Registration Statement, the Exchange Act Registration Statement and each amendment or supplement to any of them; (ii)  the preparation of the Deposit Agreement, the deposit of the Shares under the Deposit Agreement, the issuance thereunder of ADSs representing such deposited Shares, the issuance of ADRs evidencing such ADSs and the fees of the Depositary; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Preliminary Prospectus, the Prospectus, the ADS Registration Statement, the Exchange Act Registration Statement and each Issuer Free Writing Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) the registration of the Securities under the Exchange Act and the listing of the ADSs on the Nasdaq Global Market; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states or jurisdictions (including filing fees); (viii) any filings required to be made with FINRA (including filing fees); (ix) the transportation and other expenses incurred by or on behalf of Company representatives relating to testing-the-waters presentations or investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, fees and expenses of any consultants engaged in connection with the testing-the-waters or road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the testing-the-waters or road show; (x) the fees and expenses of the Company’s accountants, counsel (including local and special counsel) and other third-party consultants for the Company (including industry consultants); (xi) the fees and expenses of any transfer agent or registrar for the Securities; (xii) all other costs and expenses incident to the performance by the Company of its obligations under this Agreement; and (xiii) expenses of counsel for the Underwriters in connection with this Offering up to US$[•] to the extent permitted by the applicable regulations of the Financial Industry Regulatory Authority. It is understood, however, that, except as provided in this Section 5 and Sections 7 and 8 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and any advertising expenses connected with any offers they may make.]

(l)                                     The Company acknowledges and agrees that, unless it has or shall have obtained the prior written consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule II hereto and any electronic road show. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(m)                             The Company will notify promptly the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (a) completion of the distribution of the Securities within the meaning of the Act and (b) completion of the 180-day restricted period referred to in Section 5(g) hereof.

(n)                                 If at any time following the distribution of any Written Testing-the-Waters Communication, any event occurs as a result of which such Written Testing-the-Waters Communication, when taken together as a whole with the Disclosure Package and the price to the public, the number of Underwritten Securities and the number of Option Securities to be included on the cover page of the Prospectus, would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made at such time not misleading, the Company will (i) notify promptly the Representatives so that use of the Written Testing-the-Waters Communication may cease until it is amended or supplemented, (ii) amend or supplement, at its own expense, such Written Testing-the-Waters Communication to correct such statement or omission, and (iii) supply any amendment or supplement to the Representatives in such quantities as may be reasonably requested.

(o)                                 To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Registration Statement, the Disclosure Package and the Prospectus under the caption “Use of Proceeds”; the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person (i) to fund or facilitate any payments, operations, investments, projects, activities or business of or with any person, or in, with, or relating to any Sanctioned Country; or (ii) in any other manner that will result in a violation of Sanctions by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise), and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Securities contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing.

(p)                                 The Company will use its best efforts to list for trading, subject to official notice of issuance, of the ADSs on the Nasdaq Global Market.

(q)                                 Prior to the Closing Date, the Company will not, without the Representatives’ prior consent, issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of its Subsidiaries, or the offering of the ADSs.

(r)                                    The Company will indemnify and hold harmless the Underwriters against any withholding tax, goods and service tax, value added tax, business tax, documentary, stamp or similar issuance or transfer tax, including any interest and penalties, on the creation, issue and sale of the Securities and on the execution and delivery of this Agreement and on payment received by the Underwriters under this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

(s)                                   The Company will comply with the SAFE Rules and Regulations, and will use its best efforts to cause its shareholders that are, or that are directly or indirectly owned or controlled by, PRC residents or PRC citizens, to comply with the SAFE Rules and Regulations applicable to them, including, without limitation, requesting each such shareholder to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

(t)                                    The Company will, on or prior to the Closing Date, deposit the Shares with the Depository in accordance with the provisions of the Deposit Agreement and otherwise comply with the Deposit Agreement so that the Underwritten Securities or Option Securities, as the case may be, will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at the Closing Date.

(u)                                 Upon reasonable request of any Underwriter in writing, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter solely for the purpose of facilitating the offering of the Securities.

(v)                                 The Company agrees that it will not attempt to avoid any judgment applied or denied to it in a court of competent jurisdiction outside the Cayman Islands.

(w)                               [The Company will not release the Depositary from the obligations set forth in, or otherwise amend, terminate, fail to enforce or provide any consent under, the Depositary Letter (as defined below) during the restricted period referred to in Section 5(g) hereof.]

6.                                      Conditions to the Obligations of the Underwriters.  The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained in this Agreement as of the date hereof, the Closing Date and any settlement date pursuant to Section 4 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof as of the respective dates of the certificates, to the performance by the Company of its obligations required to be performed on or prior to the Closing Date under this Agreement and to the following additional conditions:

(a)                                 The Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; any other material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any notice objecting to their use shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company’s best knowledge, threatened by the Commission.

(b)                                 The Company shall have requested and caused Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Company, to have furnished to the Representatives their written opinion (including their opinion on tax matters) and 10b-5 letter, dated the Closing Date or settlement date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(c)                                  The Company shall have requested and caused Travers Thorp Alberga, Cayman Islands counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date or settlement date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(d)                                 The Company shall have requested and caused Beijing Shihui Law Firm, PRC counsel for the Company, to have furnished and addressed to the Company their opinion, dated the Closing Date or settlement date, in form and substance satisfactory to the Representatives.

(e)                                  The Company shall have requested and caused Li & Partners, Hong Kong counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date or settlement date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(f)                                   The Depositary shall have requested and caused Emmet, Marvin & Martin LLP, counsel for the Depositary, to have furnished to the Representatives their opinion dated the Closing Date or settlement date and addressed to the Representatives, in form and substance satisfactory to the Representatives.

(g)                                  The Representatives shall have received from Simpson Thacher & Bartlett LLP, United States counsel for the Underwriters, such opinion or opinions, dated the Closing Date or settlement date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(h)                                 The Representatives shall have received from Junhe LLP, PRC counsel for the Underwriters, such opinion or opinions, dated the Closing Date or settlement date and addressed to the Representatives, with respect to such matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

(i)                                     The Company shall have furnished to the Representatives a certificate of the Company, signed by the chief executive officer and the chief financial officer of the Company, dated the Closing Date or settlement date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the ADS Registration Statement, the Disclosure Package, the Prospectus and any amendment or supplement thereto, as well as each electronic road show used in connection with the offering of the Securities and this Agreement and that:

(i)                                     the representations and warranties of the Company in this Agreement are true and correct on and as of such date with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

(ii)                                  no stop order suspending the effectiveness of the ADS Registration Statement or the Registration Statement or of any notice objecting to their use has been issued and no proceedings for that purpose have been instituted or, to the Company’s best knowledge, threatened by the Commission; and

(iii)                               since the date of the most recent financial statements included in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any supplement thereto).

(j)                                    The Company shall have furnished to the Representatives a certificate, on the date hereof and on the Closing Date or settlement date, signed by the chief financial officer of the Company, certifying as to the preparation, completeness and accuracy of certain financial, operating and statistical data relating to the Company contained in the Registration Statement, the Disclosure Package and the Prospectus.

(k)                                 The Company shall have requested and caused PricewaterhouseCoopers Zhong Tian LLP to have furnished to the Representatives on the date hereof and at the Closing Date or settlement date, letters, dated respectively as of the date hereof and as of the Closing Date or settlement date, in form and substance satisfactory to the Representatives.

(l)                                     (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Registration Statement, the Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Registration Statement, the Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Closing Date or settlement date on the terms and in the manner contemplated in the Disclosure Package.

(m)                             Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (k) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, except as set forth in or contemplated in the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

(n)                                 There shall not be any adverse legislative or regulatory developments in the PRC, including but not limited to the PRC Mergers and Acquisitions Rules, which in the sole judgment of the Representatives would make it inadvisable or impractical to proceed with the public offering or the delivery of the Securities at the Closing Date or settlement date, on the terms and in the manner contemplated in this Agreement.

(o)                                 The Company and the Depositary shall have executed and delivered the Deposit Agreement in form and substance satisfactory to the Representatives and the Deposit Agreement shall be in full force and effect.

(p)                                 The Depositary shall have furnished or caused to be furnished to the Representatives certificates satisfactory to the Representatives evidencing the deposit with the custodian of the Shares in respect of which ADSs to be purchased by the Underwriters on such Closing Date or settlement date are to be issued, and the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement and such other matters related thereto as the Representatives reasonably request.

(q)                                 The Company shall have entered into a side letter agreement with the Depositary substantially in the form of Annex III hereto (the “Depositary Letter”), instructing the Depositary not to accept any Ordinary Shares in the Company’s ADS facility for the purpose of issuance of ADSs before the completion of the 180-day restricted period referred to in Section 5(g) hereof without the written consent of the Company.

(r)                                    Prior to the Closing Date or settlement date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

(s)                                   FINRA shall have confirmed that it has not raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(t)                                    On the date hereof, the Company shall have furnished to the Representatives a letter substantially in the form of Annex I hereto from each of the persons and entities listed on Schedule IV hereto addressed to the Representatives.

(u)                                 The Securities to be delivered on the Closing Date shall have been approved for listing on the Nasdaq Global Market.

(v)                                 On or prior to the Closing Date, the Securities shall be eligible for clearance and settlement through the facilities of DTC.

(w)                               No Issuer Free Writing Prospectus, Preliminary Prospectus or amendment or supplement to the Registration Statement, the ADS Registration Statement or the Prospectus shall have been filed to which the Representatives shall have objected in writing.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters under this Agreement may be canceled at, or at any time prior to, the Closing Date by the Representatives.  Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

Notwithstanding the immediately preceding paragraph, the Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

7.                                      Reimbursement of Underwriters’ Expenses.  If the sale of the Securities provided for in this Agreement is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement in this Agreement or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.                                      Indemnification and Contribution.

(a)                                 The Company agrees to indemnify and hold harmless each Underwriter and its affiliates, such Underwriter’s and affiliates’ respective partners, members, directors, officers, employees, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the ADS Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus, or in any Issuer Free Writing Prospectus (including the Issuer Free Writing Prospectus listed on Schedule II to this Agreement), or any road show as defined in Rule 433(h) under the Act, or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or in any Written Testing-the-Waters Communication, or in any Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein.

This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)                                 Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement or the ADS Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity.  This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the names and addresses of the Representatives appearing in the second paragraph, the concession figure appearing in the seventh paragraph, the information concerning stabilization, penalty bids and short positions by the Underwriters appearing in the eleventh, twelfth and thirteenth paragraphs and the information concerning electronic distributions appearing in the fourteenth paragraph under the heading “Underwriting” constitute the only information furnished in writing by or on behalf of the several Underwriters.

(c)                                  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph  (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.  An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent: (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include an admission of fault by or on behalf of an indemnified party.

(d)                                 In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters, on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters as the case may be, on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), in no event shall any Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee, affiliate and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and the ADS Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9.                                      Default by a Underwriter.   If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters under this Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, the ADS Registration Statement, the Disclosure Package and the Prospectus or in any other documents or arrangements may be effected.  Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default under this Agreement.

10.                               Termination.   This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s ADSs shall have been suspended by the Commission or the Nasdaq Global Market, (ii) trading in securities generally on any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, The Stock Exchange of Hong Kong Limited or other relevant exchanges shall have been suspended or limited or minimum prices shall have been established on any of such exchanges, (iii) a banking moratorium shall have been declared by U.S. Federal, New York State, the Cayman Islands, Hong Kong or PRC authorities, (iv) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States, the Cayman Islands, Hong Kong or the PRC, (v) there shall have occurred a material adverse change or development involving a prospective change in taxation affecting the Company or its Subsidiaries or the Shares or the ADSs or the transfer thereof, (vi) there shall have been occurred an enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any government authority materially affecting the business or operations of the Company or its Subsidiaries, (vii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States, the Cayman Islands, Hong Kong or the PRC of a national emergency or war, or (viii) the occurrence of any other calamity or crisis the effect of which on financial markets in the United States, the Cayman Islands, Hong Kong, the PRC or elsewhere, if the effect of any such event in clauses (vi), (vii) and (viii) is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the Disclosure Package and the Prospectus (exclusive of any amendment or supplement thereto).

11.                               Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or any of the officers, directors, affiliates, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities.  The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.                               Notices.  All communications under this Agreement will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or faxed to the Representatives at:

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Attention: General Counsel

Fax: +852 2978-0440; or

Deutsche Bank Securities Inc.

60 Wall Street, 2nd Floor

New York, N.Y. 10005

United States

Attention: Equity Capital Markets — Syndicate Desk

with a copy to

Deutsche Bank Securities Inc.

60 Wall Street, 36th Floor

New York, N.Y. 10005

United States

Attention: General Counsel

Fax: +1 (212) 797-4564; or

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

United States

Attention: General Counsel

Fax: +1 (212) 816-7912

if sent to the Company, will be mailed, delivered or sent to

216, 2/F East Gate, Pacific Century Place

No. A2 Gongti North Road

Chaoyang District, Beijing

People’s Republic of China

Attention: Chief Financial Officer

E-mail: info@pintec.com

13.                               Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation under this Agreement.

14.                               No fiduciary duty.  The Company hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters and any affiliate through which it may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Company and (c) the Company’s engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, the Company agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Company on related or other matters).  The Company agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

15.                               Integration.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

16.                               Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

17.                               Jurisdiction.  The Company agrees that any suit, action or proceeding against the Company brought by any Underwriter, the directors, officers, employees and agents of any Underwriter, or any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.  The Company has appointed Puglisi & Associates as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or any person who controls any Underwriter and expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding.  The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.  Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Underwriter, the directors, officers, employees and agents of any Underwriter, or any person who controls any Underwriter in any court of competent jurisdiction in the Cayman Islands or the PRC.  The provisions of this Section 17 shall survive any termination of this Agreement, in whole or in part.

18.                               Currency.  Each reference in this Agreement to U.S. Dollars (the “relevant currency”) is of the essence. To the fullest extent permitted by law, the obligations of the Company in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

19.                               Waiver of Immunity.  To the extent that the Company has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, the Company hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

20.                               Waiver of Jury Trial.  The Company hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.                               Counterparts.  This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

22.                               Headings.  The section headings used in this Agreement are for convenience only and shall not affect the construction hereof.

23.                               Definitions.  The terms that follow, when used in this Agreement, shall have the meanings indicated.

“ADS Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(a) above.

“Agreement” shall mean this underwriting agreement relating to the sale of the Securities by the Company to the Underwriters.

“Applicable Time” shall mean [•] P.M., New York City time, on [•].

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” has the meaning defined in Section 4 hereof.

“Commission” shall mean the United States Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Preliminary Prospectus as generally distributed to investors and used to offer the Securities, (ii) the Issuer Free Writing Prospectus, if any, identified in Schedule II hereto, and (iii) any other materials and information identified in Schedule II hereto.

“Effective Date” shall mean each date and time that the Registration Statement, the ADS Registration Statement, the Exchange Act Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.

“Exchange Act Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(a) above.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Material Adverse Effect” means a material adverse effect on the condition (financial or otherwise), results of operations, prospects, business or properties of the Company and its Subsidiaries, taken as a whole.

“New York Courts” shall mean the U.S. Federal or State courts located in the State of New York, United States.

“PRC” shall mean the People’s Republic of China, which, for purposes of this Agreement only, shall exclude the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan.

“Preliminary Prospectus” shall mean any preliminary prospectus with respect to the offering of the Securities referred to in paragraph 1(i)(a) above included in the Registration Statement at the Effective Date that omits Rule 430A Information.

“Prospectus” shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Applicable Time.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430A, as amended at the Applicable Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

“Representatives” shall mean the addressees of this Agreement.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430A”, “Rule 433” and “Rule 462(b)” refer to such rules under the Act.

“Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 5(i)(a) hereof.

“Securities” shall mean the Underwritten Securities and the Option Securities.

“Testing-the-Waters Communication” shall mean any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act.

“Underwriter” and “Underwriters” shall mean the several underwriters named in Schedule I to this Agreement.

“Written Testing-the-Waters Communication” shall mean any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405.

“U.S.” or “United States” shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

Very truly yours,

PINTEC TECHNOLOGY HOLDINGS LIMITED

By:
Name:
Title:

Accepted as of the date hereof

GOLDMAN SACHS (ASIA) L.L.C.

By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC.

By:
Name:
Title:

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

SCHEDULE I

SCHEDULE I-A

Underwriters for the U.S. Offering	Total Number of Underwritten Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs (Asia) L.L.C.
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
Total

SCHEDULE I-B

Underwriters for the International Offering	Total Number of Underwritten Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised
Goldman Sachs (Asia) L.L.C.
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
ICBC International Securities Limited
Total

SCHEDULE II

(a)                                 Issuer Free Writing Prospectus dated [•], 2018

(b)                                 The initial public offering price per ADS is US$[•].

SCHEDULE III

Written Testing-the-Waters Communication

All written communications presented to potential investors in reliance on Section 5(d) of the U.S. Securities Act of 1933, as amended, and submitted to the U.S. Securities and Exchange Commission.

SCHEDULE IV

List of Persons and Entities Subject to Lock-up

1.              Directors and Executive Officers of the Company

a.                                      Wei Wei

b.                                      Jun Dong

c.                                       Xiaomei Peng

d.                                      Jing Zhou

e.                                       Chao Zhou

f.                                        Feng Hong

g.                                       Jiacheng Liu

h.                                      Steven Yuan Ning Sim

i.                                          Hai Tong

j.                                         Ran Ren

k.                                      Ziwei Zhang

2.              Shareholders

a.                                      Genius Hub Limited

b.                                      Wise Plus Limited

c.                                       Rosy Range Global Limited

d.                                      Earnest Way International Limited

e.                                       CH Financial Holdings Ltd.

f.                                        Spring Fountain Holdings Limited

g.                                       Up Sail Holdings Limited

h.                                      Black Swan Investment Holdings Limited

i.                                          Diversity Ventures Limited

j.                                         Dreamland Ventures Limited

k.                                      China eCapital Investment Holdings, Ltd.

2

l.                                          Peak Capital Advisory Limited

m.                                  Halvorson Ventures Limited

n.                                      Ventech China II SICAR

o.                                      Zhong Capital Fund, L.P.

p.                                      Cheer Fortune Investment Limited

q.                                      Fuda Investment Inc.

r.                                         Moon Wan Sun Investments Company Limited

s.                                        Xiaomi Ventures Limited

t.                                         Shunwei TMT III Limited

u.                                      Matrix Partners China III Hong Kong Limited

v.                                      Vertex Asia Fund Pte. Ltd.

w.                                    Magic Stone Hong Tao Alternative Fund, L.P.

x.                                      Hillingdon Ventures Limited

y.                                      Sheen Profit Holdings Limited

z.                                       Investec Bank plc

aa.                               Delight Treasure Holdings Limited

bb.                               Prime Ever Group Limited

cc.                                 Woo Foong Hong Limited

dd.                               Mandra iBase Limited

ee.                                 Asembly Fintech Limited

ff.                                   David Charles Desilets

gg.                                 New Fortune Fund L.P.

hh.                               Genesis Ventures Limited

ii.                                       True Radiant Limited

jj.                                     Yang Zhizhong

kk.                               Lucky P2P Limited

3

ll.                                       Precise Noble Limited

mm.                       Eternity Rich Investments Ltd.

3.              Option Holders

a.                                                  Each employee who holds outstanding options to purchase no less than 30,000 Ordinary Shares of the Company

4

ANNEX I

FORM OF LOCK-UP AGREEMENT

[•], 2018

Goldman Sachs (Asia) L.L.C.
68th Floor, Cheung Kong Center
2 Queen’s Road Central
Hong Kong

Deutsche Bank Securities Inc.
60 Wall Street
New York, New York 10005
U.S.A.

and

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
U.S.A.

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

Re:  Pintec Technology Holdings Limited - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Pintec Technology Holdings Limited, an exempted company with limited liability organized under the laws of the Cayman Islands (the “Company”), providing for a public offering (the “Offering”) of American Depositary Shares (the “ADSs”) representing ordinary shares of the Company, par value US$0.000125 per share (the “Ordinary Shares”), pursuant to a Registration Statement on Form F-1 and a Registration Statement on Form F-6 to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interest), or publicly announce the intention to enter into any such transaction or to take any such other action with respect to, any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, or any options or warrants to purchase any ADSs or Ordinary Shares, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Ordinary Shares, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Shares.

5

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the date of the final prospectus used to sell the ADSs (the “Public Offering Date”) pursuant to the Underwriting Agreement. However, notwithstanding anything else in this Lock-Up Agreement, the Lock-Up Period will terminate and the undersigned will be released from its obligations hereunder on the earlier of (1) the date that the Company advises the Representatives, in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (2) termination of the Underwriting Agreement before the closing of the Offering, or (3) December 31, 2018, if the closing of the Offering has not occurred by that date.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Undersigned’s Shares, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if the undersigned is a partnership, limited liability company or corporation, to limited partners, or shareholders or “affiliates” (as such term is defined in Rule 12b-2 under the U.S. Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) of the undersigned, provided that the transferee or transferees are thereof agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iv) if the Undersigned’s Shares in question were acquired by the undersigned either in the Public Offering or in open market transactions after the completion of the Public Offering, or (v) with the prior written consent of the Representatives on behalf of the Underwriters. In addition, the undersigned may establish a trading plan during the Lock-Up Period pursuant to Rule 10b5-1 under the Exchange Act for the transfer of the Undersigned’s Shares, provided that such plan does not provide for the transfer of the Undersigned’s Shares during the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii), (iv) or (v) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

6

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

7

Very truly yours,

[•]

By:
Name:
Title:

ANNEX II

[FORM OF PRESS RELEASE]

[Date]

Pintec Technology Holdings Limited (the “Company”) announced today that the joint book-running managers in the recent public sale of [•] American depositary shares, each representing [•] ordinary shares, par value US$0.000125 per share, of the Company, are [waiving] [releasing] a lock-up restriction with respect to [•] ordinary shares of the Company’s (the “Shares”) held by [certain officers or directors] [an officer or director] of the Company.   The [waiver] [release] will take effect on      , 20    , and the Shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX III

[FORM OF DEPOSITARY LETTER]

PINTEC TECHNOLOGY HOLDINGS LIMITED

216, 2/F East Gate, Pacific Century Place

No. A2 Gongti North Road

Chaoyang District, Beijing

People’s Republic of China

[•], 2018

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

United States

Ladies and Gentlemen:

Reference is made to the deposit agreement dated as of [•], 2018 among Pintec Technology Holdings Limited (the “Company”), The Bank of New York Mellon, as depositary (the “Depositary”), and all Owners and Holders of the American depositary shares (“ADSs”) issued thereunder (the “Deposit Agreement”). Any capitalized term used, but not defined herein shall have the meaning ascribed to it in the Deposit Agreement.

Pursuant to the Deposit Agreement, the Company hereby instructs the Depositary, and the Depositary agrees, for a period beginning from [•], 2018, which is the date of the prospectus in relation to the public offering of the ADSs (for which Goldman Sachs (Asia) L.L.C., Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. are acting as representatives (the “Representatives”) of the underwriters), and continuing to and including the date 180 days thereafter (the “Lock-Up Period”), not to accept any deposit of any ordinary shares, par value US$0.000125 per share, of the Company (the “Shares”) in the Company’s ADS facility, or issue any new ADSs (whether certificated or uncertificated) evidencing any deposit of Shares or take any measures to establish any additional ADS facility for any other securities relating to the Company. For avoidance of doubt, this depositary letter shall not affect the right of ADS holders to cancel their ADSs, withdraw the underlying Shares and/or re-deposit Shares pursuant to the General Instructions of Form F-6.

This depositary side letter shall terminate upon the expiration of the Lock-Up Period, or upon any further written instructions from the Company (with a copy to the Representatives) which written instruction shall not be provided without the prior written consent of the Representatives, whichever is later.

The Company confirms that this depositary side letter shall not be amended or revoked without the prior written consent of the Representatives.

(Signature page to follow)

3

PINTEC TECHNOLOGY
HOLDINGS LIMITED

By:
Name:
Title: